Exhibit 10.2

FIRST AMENDMENT TO SHARE EXCHANGE AGREEMENT

This First Amendment to the Share Exchange Agreement, dated as of June 30, 2022 (this “Amendment”), is by and among Artemis Therapeutics, Inc., a corporation organized under the laws of the State of Delaware, having an office for the transaction of business at 8 East 16th Street, Suite 307, New York, NY 10003 (“Purchaser”), MANUKA Ltd., a limited liability company organized under the laws of the State of Israel, having an office for the transaction of business at 19 Haim Barlev Street, Ramat Gan, 5265368, Israel (“MANUKA” or “Company”), and the shareholders of MANUKA listed on the signature page and Exhibit A attached hereto, constituting all of the security holders of MANUKA (collectively, the “Shareholders” and individually a “Shareholder”), each having an address set forth on Exhibit A hereto.  Each of Purchaser, MANUKA and the Shareholders is sometimes referred to herein as a “Party” and collectively as the “Parties.”

WHEREAS, Purchaser, MANUKA and the Shareholders entered into a Share Exchange Agreement, dated as of February 17, 2022 (the “Original Agreement”); and

WHEREAS, the Parties desire to amend certain provisions of the Original Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION I
AMENDMENTS TO SHARE EXCHANGE AGREEMENT

1.1          Offered Shares. Section 2.1 of the Original Agreement is amended and restated as follows:

2.1 Transfer of Transferred Shares and issuance of Offered Shares. On the Closing Date, and subject to the Closing Conditions specified in Section 7 herein, each share of the Company’s share capital issued outstanding immediately prior to the Closing shall be surrendered and transferred in return of such number of Purchaser’s Common Stock, or the equivalent shares of the Purchaser’s newly designated Series D Convertible Preferred Stock convertible into shares of the Purchaser’s Common Stock, or any combination thereof, as set forth on Exhibit A (the “Offered Shares”), such that the Shareholders shall hold, immediately following the Closing eighty-nine percent (89%) of the Purchaser’s issued and outstanding share capital on a Fully Diluted basis at the Closing (the “Exchange Ratio”), which shall be issued to the respective Shareholders, pursuant to the consideration allocation certificate attached hereto as Schedule 2.1, on a pro rata basis. No additional consideration, other than as provided in this section, shall be delivered for the Transaction, by the Purchaser, or by any other person, whether directly or indirectly, in accordance with section 103 of the Ordinance.”

1.2          Registration Rights.  Section 6.16 of the Original Agreement is amended and restated as follows:

“Registration Rights. Within 90 days from the Closing, Purchaser shall file a resale registration statement on Form S-1 (the “Registration Statement”) to register the shares owned by the shareholders listed on Exhibit B attached hereto, and shall use best efforts to have the Registration Statement declared effective within 90 days from the filing date. Purchaser shall maintain, and MANUKA shall cause Purchaser to maintain, effectiveness of the Registration Statement for a minimum period of one year from effectiveness. This Section shall be deemed as an obligation for the benefit of a third party (with respect to such shareholders entitled to the Registration Statement).”

1.3          Purchaser’s Shareholders Consent. Section 8.2(d) of the Original Agreement is hereby deleted in its entirety and replaced with the following: “Intentionally Omitted”.

1.4          Exhibit A.  Exhibit A to the Original Agreement is hereby amended by deleting such exhibit and inserting in lieu thereof Exhibit A hereto.

SECTION II
MISCELLANEOUS

2.1          No Other Amendments.  Except as expressly amended by this Amendment, the terms and provision of the Original Agreement shall continue in full force and effect.  No reference to this Amendment need be made in any instrument or document making reference to the Original Agreement and any reference to the Original Agreement in any instrument or document shall be deemed a reference to the Original Agreement as amended hereby.  The Original Agreement as amended hereby shall be binding upon the Parties and their respective assigns and successors.

2.2          General Provisions.  The provisions of Section 11 (Miscellaneous) of the Original Agreement are incorporated herein mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered by their respective duly authorized officers, all as of the date first written above.

ARTEMIS THERAPEUTICS, INC.

By:
Name:
Title:

MANUKA LTD.

By:
Name:
Title:

Shareholders

SHIMON CITRON (please check one box) ___ U.S. Accredited Investor X Non U.S. Person as defined under Regulation S

SIGAL CITRON
(please check one box) ___ U.S. Accredited Investor X Non U.S. Person as defined under Regulation S

ADLER CHOMSKI MARKETING COMMUNICATION LTD (please check one box) ___ U.S. Accredited Investor X Non U.S. Person as defined under Regulation S

EYAL CHOMSKY HOLDINGS LTD
(please check one box) ___ U.S. Accredited Investor X Non U.S. Person as defined under Regulation S

HARMONY (H.A.) INVESTMENTS LTD
(please check one box) ___ U.S. Accredited Investor X Non U.S. Person as defined under Regulation S

Exhibit A

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Exhibit B

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